Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes
Income Taxes

8. Income Taxes

        The Company utilizes the liability method of accounting for deferred income taxes. Under this method, deferred tax liabilities and assets are recognized for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. A valuation allowance is established against deferred tax assets because, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The Company's policy is to record interest and penalties on uncertain tax positions as income tax expense. As of December 31, 2012, the Company does not believe any material uncertain tax positions are present. Accordingly, interest and penalties have not been accrued due to an uncertain tax position and the fact the Company has reported tax losses since inception.

        Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A reconciliation of the statutory U.S. federal rate to the Company's effective tax rate is as follows:

	For the years ended December 31,
	2012	2011
Percent of pre-tax income:
U.S. federal statutory income tax rate	35.0%	35.0%
State taxes, net of federal benefit	0.0%	3.4%
Permanent items	(1.0)%	(0.6)%
Research and development credit	1.0%	0.7%
Change in valuation allowance	(35.0)%	(33.3)%

Effective income tax rate	0.0%	5.2%

        Significant components of the Company's deferred tax assets/liabilities for 2012 and 2011 consist of the following:

	December 31,
	2012	2011
Deferred tax assets/liabilities
Federal net operating loss carryforwards	$29,464	$24,325
State and local net operating loss carryforwards	4,825	3,487
License and technology payments	5,566	6,099
Share-based compensation	476	220
Depreciation	(11)	(27)
Federal research and development credit carryforwards	1,562	1,417
State research and development credit carryforwards	781	708

Deferred income tax assets	42,663	36,229
Valuation allowance	(42,663)	(36,229)

Net deferred tax assets (liabilities)	—	—

        In assessing the reliability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences representing net future deductible amounts become deductible. Due to the Company's history of losses, and lack of other positive evidence, the Company has determined that it is more likely than not that its deferred tax assets will not be realized, and therefore, the deferred tax assets are fully offset by a valuation allowance at December 31, 2012 and 2011.

        The following table summarizes carryforwards of net operating losses and tax credits as of December 31, 2012:

	Amount	Expiration
Federal net operating losses	$84,200	2032
Research and development credits	$1,600	2032

        The federal, state, and local net operating loss carryforwards will start to expire in 2027.

        For the year ended December 31, 2011, the Company sold a portion of its unused New Jersey State operating loss carryforwards through a program sponsored by the State of New Jersey and the New Jersey Economic Development Authority. On January 24, 2012, the Company received cash proceeds of $1.0 million, net of fees of $34 thousand, resulting in the recognition of a tax benefit for the year ended December 31, 2011. Such amount is reflected in other receivables in the accompanying Balance Sheet as of December 31, 2011. The Company did not participate in the program during 2012.

        Utilization of the net operating losses and general business tax credits carryforwards may be subject to a substantial limitation under Sections 382 and 383 of the Internal Revenue Code of 1986 due to changes in ownership of the Company that have occurred previously or that could occur in the future. These ownership changes may limit the amount of net operating losses and general business tax credits carryforwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain stockholders or public groups in the stock of a corporation by more than 50 percentage points over a three-year period.

        The Company believes that it had undergone at least one ownership change during 2007, but has not completed a study to determine the impact of the ownership change on its ability to utilize the aforementioned carryforwards. The amount of net operating losses and credits incurred during the year of ownership change amounted to $4.5 million and $0.1 million, respectively. As such, the net operating losses and credits at the time of the ownership change would have been no greater than $4.5 million and $0.1 million, respectively. Accordingly, the Company's ability to utilize its carryforwards may be limited. Additionally, U.S. tax laws limit the time during which these carryforwards may be applied against future taxes. Therefore, the Company may not be able to take full advantage of these carryforwards for federal or state income tax purposes. No other ownership changes have been identified in any years subsequent to 2007.